UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

*****

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   February 2, 2004

Crompton Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30270	52-2183153
(State or other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		Number)

199 Benson Road, Middlebury, Connecticut	06749
(Address of Principal Executive Offices)	(Zip Code)

(203) 573-2000
(Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.
* * *
(c)	Exhibits.

	Exhibit Number	Exhibit Description
	99.1	Press Release Dated February 2, 2004

Item 12.   Results of Operations and Financial Condition

     On February 2, 2004, Crompton Corporation announced its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the press release is attached as an Exhibit 99.1 hereto, and is incorporated herein by reference.

     The information contained in Exhibit 99.1 is being furnished under Item 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Crompton Corporation
(Registrant)
By:	/s/ Barry J. Shainman

Name:	Barry J. Shainman
Title:	Secretary

Date: February 2, 2004

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release Dated February 2, 2004